File Nos. 33-1857 & 811-4503

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            TAX-FREE TRUST OF ARIZONA
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

                                                                   Aquilasm
                                                             Group of Funds


                            Tax-Free Trust of Arizona
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to be held
                               on October 23, 2002


To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona (the "Trust") will be held:

Place:            (a)      at the Phoenix Civic Plaza
                           Prescott Room
                           111 North Third Street
                           Phoenix, AZ;

Time:             (b)      on October 23, 2002
                           at noon Mountain Standard Time;

Purposes:         (c)      for the following purposes:

                    (i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Trust's independent auditors for the fiscal year ending June 30, 2003 (Proposal No. 2);

                    (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:  (d)        To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on August
                    5, 2002 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary

September 20, 2002

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Trust of Arizona
               380 Madison Avenue, Suite 2300, New York, NY 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice (the first page of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona (the "Trust"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Trust's founder and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's Investment Sub-Adviser (the "Sub-Adviser") is Banc One Investment Advisors Corporation, 241 North Central Avenue, Phoenix, AZ 85004.

     A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about September 20, 2002.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

     To vote your shares by telephone, call the toll free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

     To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, which will have the same effect as negative votes.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.79; Class C Shares, $10.79; and Class Y Shares, $10.81. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of independent auditors. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of the Trust, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 41,221,208; Class C Shares, 754,662; and Class Y Shares, 241,740.

     On the record date, the following holders held 5% or more of the Trust's outstanding shares. On the basis of information received from the institutional holders the Trust's management believes that all of the shares indicated are held by them for the benefit of clients

Name and address           Number of shares         Percent of class
of the holder of
record

Institutional 5% Shareholders

Donaldson Lufkin Jenrette
Securities Corporation,
P.O. Box 2052
Jersey City, NJ               273,381 Class C Shares      36.21%

Merrill Lynch,
Pierce, Fenner & Smith
4800 Deer Lake Drive East
Jacksonville, FL              174,342 Class Y Shares      72.12%

Zions First National Bank
P.O. Box 30880
Salt Lake City, UT             17,545 Class Y Shares      7.26%


Additional 5% shareholders

Margaret Zube                  22,903 Class Y Shares(1)   9.47%
Trustee
7045 Camino De Fosforo
Tucson, AZ

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

(1)      Held as Trustee in two Trusts.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, eight Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes the name, positions with the Trust, address, date of birth and business experience during at least the past five years of each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in October, 2001 except for Mr. Gammage, who was elected by the Trustees to fill a vacancy. All nominees have consented to serve if elected.


Trustees(1)
and Officers

                                                                       Number of
                         Positions Held                                Portfolios in
                         with                                          Fund Complex
                         Trust                                         Overseen by
Name, Address(2) and     and Length of    Principal Occupation(s)      Trustee          Other Directorships
Date of Birth            Service(3)       During Past 5 Years                            Held by Trustee

Interested Trustees(4)


Lacy B. Herrmann         Chairman of      Founder and Chairman of the         13     Director or trustee, OCC Cash
New York, NY             the Board of     Board, Aquila Management                   Reserves, Inc., OCC
(05/12/29)               Trustees since   Corporation, the sponsoring                Accumulation Trust, Oppenheimer
                         1985             organization and Manager or                Quest Value Funds Group,
                                          Administrator and/or Adviser or            Oppenheimer Small Cap Value
                                          Sub-Adviser to each of the                 Fund, Oppenheimer Midcap Fund,
                                          Aquilasm Group of Funds (5) and            and Oppenheimer Rochester Group
                                          Founder, Chairman of the Board of          of Funds.
                                          Trustees and (currently or until
                                          1998) President of each since its
                                          establishment, beginning in 1984;
                                          Director of the Distributor since
                                          1981 and formerly Vice President
                                          or Secretary, 1981-1998;
                                          President and a Director, STCM
                                          Management Company, Inc., sponsor
                                          and investment adviser to Capital
                                          Cash Management Trust and Capital
                                          Cash U.S. Government Securities
                                          Trust, since 1973; Trustee
                                          Emeritus,  Brown University and
                                          active in university, school and
                                          charitable organizations.

Arthur K. Carlson        Trustee since    Retired; formerly Senior Vice       2      Advisory director of the
Paradise Valley, AZ      1987             President and Manager, Trust               Renaissance Companies
(01/08/22)                                Division of the Valley National
                                          Bank of Arizona; past President,
                                          New York Society of Security
                                          Analysts; member, Phoenix Society
                                          of Security Analysts; former
                                          director, Financial Analysts
                                          Federation; director, Northern
                                          Arizona University Foundation;
                                          currently or formerly active with
                                          various other professional and
                                          community organizations.

Diana P. Herrmann        Trustee since    President and Chief Operating       8                   None
New York, NY             1994 and         Officer of the Manager since
(02/25/58)               President        1997, a Director since 1984,
                         since 1998       Secretary since 1986 and
                                          previously its Executive Vice
                                          President, Senior Vice President
                                          or Vice President, 1986-1997;
                                          President, Senior Vice President
                                          or Executive Vice President of
                                          the Aquilasm Group of Funds
                                          since 1986; Director of the
                                          Distributor since 1997; trustee,
                                          Reserve Money-Market Funds,
                                          1999-2000 and Reserve Private
                                          Equity Series, 1998-2000; active
                                          in mutual fund and trade
                                          organizations and in charitable
                                          and volunteer organizations.

Non-interested
Trustees

Thomas W. Courtney       Trustee since    President, Courtney Associates,     5      Director or trustee, OCC
Sewickley, PA            1986             Inc., a venture capital firm,              Cash Reserves, Inc., OCC
(08/17/33)                                since 1988.                                Accumulation Trust,
                                                                                     Oppenheimer Quest Value
                                                                                     Funds Group, Oppenheimer
                                                                                     Small Cap Value Fund,
                                                                                     Oppenheimer Midcap Fund, and
                                                                                     Oppenheimer Rochester Group
                                                                                     of Funds.
William L. Ensign        Trustee since    Planning and Architectural          2                  None
Annapolis, MD            1986             Consultant; Acting Architect,
(12/14/28)                                United States Capitol 1995-1997;
                                          formerly Assistant Architect;
                                          former trustee of various
                                          cultural organizations.

Grady Gammage, Jr.       Trustee since    Founding partner, Gammage &         1                  None
Phoenix, AZ              2001             Burnham, PLC, a law firm,
(10/01/51)                                Phoenix, Arizona, since 1983;
                                          director, Central Arizona Water
                                          Conservation District, 1995-1999;
                                          director and Secretary, Arizona
                                          State University Foundation since
                                          1998.

John C. Lucking          Trustee since    President, Econ-Linc, an economic   2      Director, New Mexico and
Phoenix, AZ              1994             consulting firm, since 1995;               Arizona Land Company.
(05/20/43)                                formerly Consulting Economist,
                                          Bank One Arizona and Chief
                                          Economist, Valley National Bank;
                                          member, Arizona's Joint
                                          Legislative Budget Committee
                                          Economic Advisory Panel and the
                                          Western Blue Chip Economic
                                          Forecast Panel; director,
                                          Northern Arizona University
                                          Investment Committee since 1997;
                                          member, various historical, civic
                                          and economic associations.

Anne J. Mills            Trustee since    President, Loring Consulting        6                  None
Scottsdale, AZ           1986             Company since 2001; Vice
(12/23/38)                                President for Business Affairs,
                                          Ottawa University, 1992-2001; IBM
                                          Corporation, 1965-1991; Budget
                                          Review Officer, the American
                                          Baptist Churches/USA, 1994-1997;
                                          director, the American Baptist
                                          Foundation since 1985 and
                                          formerly trustee, Brown
                                          University.
Officers
Jerry G. McGrew          Senior Vice      President of the Distributor        N/A                N/A
New York, NY             President        since 1998, Registered Principal
(06/18/44)               since 2001       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior Vice
                                          President, Aquila Rocky Mountain
                                          Equity Fund and four Aquila Bond
                                          Funds and Vice President,
                                          Churchill Cash Reserves Trust,
                                          1995-2001.

Kimball L. Young        Senior Vice       Co-portfolio manager, Tax-Free      N/A                 N/A
Salt Lake City, UT      President since   Fund For Utah since 2001;
(08/07/46)              1999              Co-founder, Lewis Young Robertson
                                          & Burningham, Inc., a NASD
                                          licensed broker/dealer providing
                                          public finance services to Utah
                                          local governments, 1995-2001;
                                          Senior Vice President of four
                                          Aquila Bond and Equity Funds;
                                          formerly Senior Vice
                                          President-Public Finance, Kemper
                                          Securities Inc., Salt Lake City,
                                          Utah.

Alan R. Stockman        Senior Vice       Senior Vice President, Tax-Free     N/A                 N/A
Scottsdale, AZ          President since   Trust of Arizona since 2001, Vice
(07/31/54)              2001 and Vice     President, 1999-2001; Vice
                        President         President, of Aquila Rocky
                        1999-2001         Mountain Equity Fund since 1999;
                                          Bank One, Commercial Client
                                          Services representative,
                                          1997-1999; Trader and Financial
                                          Consultant, National Bank of
                                          Arizona (Zions Investment
                                          Securities Inc.), Phoenix,
                                          Arizona 1996-1997.

Rose F. Marotta          Chief            Chief Financial Officer of the      N/A                 N/A
New York, NY             Financial        Aquilasm Group of Funds since
(05/08/24)               Officer since    1991 and Treasurer, 1981-1991;
                         1991             Treasurer and Director, STCM
                                          Management Company, Inc., since
                                          1974; Treasurer of the Manager
                                          since 1984 and of the
                                          Distributor, 1985-2000.

Joseph P. DiMaggio       Treasurer        Treasurer of the Aquilasm Group     N/A                 N/A
New York, NY             since 2000       of Funds and the Distributor
(11/06/56)                                since 2000; Controller, Van Eck
                                          Global Funds, 1993-2000.

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Smith &      N/A                 N/A
New York, NY             since 1986       Hines LLP, legal counsel to the
(12/16/39)                                Trust, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

Robert W. Anderson       Assistant        Compliance Officer of the Manager   N/A                 N/A
New York, NY (08/23/40)  Secretary        since 1998 and Assistant
                         since 2000       Secretary of the Aquilasm Group
                                          of Funds since 2000; trustee,
                                          Alpha Strategies Fund since July,
                                          2002; Consultant, The Wadsworth
                                          Group, 1995-1998.

John M. Herndon          Assistant        Assistant Secretary of the          N/A                 N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since 1995       1995 and Vice President of the
                                          five Aquila Money-Market Funds
                                          since 1990; Vice President of the
                                          Manager since 1990.

Lori A. Vindigni         Assistant        Assistant Treasurer of the          N/A                 N/A
New York, NY             Treasurer        Aquilasm Group of Funds since
(11/02/66)               since 2000       2000; Assistant Vice President of
                                          the Manager since 1998; Fund
                                          Accountant for the Aquilasm Group
                                          of Funds, 1995-1998.

(1)The  Trust's  Statement  of  Additional   Information   includes   additional
information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Arizona, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann is an interested person of the Trust as that term is defined in the 1940 Act as an officer of the Trust, as a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Carlson is an interested person as a security holder of the Sub-Adviser's parent, BANC ONE CORPORATION.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 13 funds are called the "Aquilasm Group of Funds."



                       Securities Holdings of the Trustees
                                 As of 07/01/02



                                                   Aggregate Dollar Range
                           Dollar Range of         of Ownership in Aquilasm
                           Ownership in            Investment Companies
                           Tax-Free                Overseen by Trustee (1)
Name of                    Trust of
Trustee                    Arizona(1)
Interested Trustees
Lacy B. Herrmann                B                              E

Arthur K. Carlson               D                              D

Diana P. Herrmann               B                              D

Non interested Trustees

Thomas W. Courtney              B                              C

William L. Ensign               B                              B

Grady Gammage, Jr.              B                              B

John C. Lucking                 C                              C

Anne J. Mills                   B                              D

(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000


     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended June 30, 2002 the Trust paid a total of $98,599 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

     The Trust is one of the 13 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustees who received compensation from the Trust or from other funds in the Aquilasm Group of Funds during the Trust's fiscal year. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.


                                                     Compensation    Number of
                                                     from all        boards on
                                    Compensation     funds           which the
                                    from the         in the          Trustee
                                    Trust            Aquilasm        now serves
Name                                                 Group of
                                                     Funds



Arthur K. Carlson                   $ 9,250          $19,125           2

Thomas W. Courtney                  $10,350          $53,250           5

William L. Ensign                   $ 9,950          $13,800           2

Grady Gammage, Jr.                  $ 5,017          $ 5,017           1

John C. Lucking                     $ 9,350          $17,300           2

Anne J. Mills                       $ 9,350          $36,200           6


     Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

     The Trust's Manager is Manager or Administrator to the Aquilasm Group of Funds. As of August 31, 2002 these funds had aggregate assets of approximately $3.6 billion, of which approximately $2.2 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended June 30, 2002 the Trust incurred Management fees of $1,664,316.


     During the fiscal year ended June 30, 2002, $613,066 was paid under Part I of the Trust's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which, $29,746 was retained by the Distributor. With respect to Class C Shares, during the same period $39,951 was paid under Part II of the Plan and $13,317 was paid under the Shareholder Services Plan. Of these total payments of $666,334, the Distributor received $47,266. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of thirteen funds (five money-market funds, seven tax-free municipal bond funds and an equity fund), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Management Corporation.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The members of the Audit Committee are Thomas W. Courtney, William L. Ensign, Grady Gammage, Jr., John C. Lucking and Anne J. Mills. None of the members of the Committee is an "interested person" of the Trust.

     The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held one meeting during the Trust's last fiscal year. During the Trust's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee). The Board of Trustees does not have a nominating committee. Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold shares of the Manager, Sub-Adviser or the parents or subsidiaries of either.

Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

                            Ratification or Rejection
                                 of Selection of
                              Independent Auditors
                                (Proposal No. 2)

     KPMG LLP ("KPMG"), which is currently serving as the Trust's independent auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending June 30, 2003. Such selection is submitted to the shareholders for ratification or rejection.

     KPMG's fees relating to the fiscal year ended June 30, 2002 were:

Audit Fees:                                                   $21,000

Financial Information
Systems Design and Implementation                                   0

All Other Fees                                                $13,950

         (Fees for preparation
          of the Trust's tax
          returns and related memoranda.)

     KPMG did not perform any services during the fiscal year for the Trust's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust.

     The Audit Committee of the Trust's Board of Trustees, which consists of all of the independent Trustees, has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2003.

     KPMG has no direct or indirect financial interest in the Trust, the Manager or the Sub-Adviser. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

Vote Required

     Approval requires the affirmative votes of a majority of the shares present.

                                   Receipt of
                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                                     Arizona

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         to be held on October 23, 2002

                                 PROXY STATEMENT

The AQUILAsm GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 hours a day, 7 days a week

         Telephone
         1-888-221-0697

     To vote your shares by telephone, call toll free 1-888-221-0697. You will be prompted to enter the 14-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet
         www.proxyweb.com/aquila

     To vote your shares by the Internet, contact the Trust at www.proxyweb.com/aquila You will be prompted to enter the 14-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

Please fold and detach card at perforation before mailing.


                             Aquilasm Group of Funds
                            TAX-FREE TRUST OF ARIZONA

                 Proxy for Shareholder Meeting October 23, 2002
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder of TAX-FREE TRUST OF ARIZONA (the "Trust") whose signature(s) appears below does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Wednesday, October 23, 2002 at the Phoenix Civic Plaza, Prescott Room, 111 North Third Street, Phoenix, AZ; at noon Mountain Standard Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance

     We encourage you to attend the Annual Meeting of  Shareholders.  If you can
join  us,   please   so   indicate   on  the   proxy   card  or   e-mail  us  at
info@aquilafunds.com

Address changes/comments: _______________________________
                          _______________________________
                          _______________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: __________________, 2002


_________________________________
 Signature(s)
[Please sign within the box]


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

TAX-FREE TRUST OF ARIZONA

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

[X]  PLEASE DO NOT USE FINE POINT PENS

1.       Election of Trustees

          01) Lacy B.  Herrmann*  02) Arthur K.  Carlson* 03) Thomas W. Courtney
          04) William L. Ensign 05) Grady  Gammage,  Jr. 06) Diana P.  Herrmann*
          07) John C. Lucking 08) Anne J. Mills

         * interested Trustees
                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/or name(s)on the line below.


_______________

[bolded in printed form]

     Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

2.       Action on selection of KPMG LLP as independent auditors
                   (Proposal No.2 in Proxy Statement)
                       __             __            __
                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

As to any other matter said proxies shall vote in accordance with their best judgment.
                                                    __
               I plan to attend the annual meeting [__]

     For address changes and/or comments, please check this box and write them on the front where indicated. __
                             [__]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE